Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of June 16, 2009, is entered into among TORCHMARK CORPORATION, a Delaware corporation (the “Borrower”), TMK RE LTD., a Bermuda reinsurance corporation (“TMK”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

BACKGROUND

A. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Credit Agreement, dated as of November 18, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of June 9, 2006, that certain Second Amendment to Credit Agreement, dated as of August 31, 2006, and that certain Third Amendment to Credit Agreement, dated as of October 30, 2008 (said Credit Agreement, as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested certain amendments to the Credit Agreement.

C. The Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent covenant and agree as follows:

1. AMENDMENTS. Section 7.09 of the Credit Agreement is hereby amended to read as follows:

7.09 Burdensome Agreements. The Borrower shall not, nor shall it permit any Subsidiary to, subject to limitations imposed by Law, enter into any Contractual Obligation (other than this Agreement, any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower, or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person; provided, however, that the foregoing restrictions of this Section 7.09 shall not be applicable to (i) Section 1007 (as in effect on the date hereof) of that certain Indenture dated as of February 1, 1987 by and between the Borrower and Morgan Guaranty Trust Company of New York, as amended or supplemented through the date hereof or as further supplemented with respect to the issuance of up to $500,000,000 of additional senior notes thereunder or (ii) any incorporation by reference of such Section 1007 into the senior notes issued pursuant to the related Second Supplemental Indenture dated as of June 23, 2006 or into any such additional senior notes.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) each of the Borrower and TMK has full power and authority to execute and deliver this Fourth Amendment, (ii) this Fourth Amendment has been duly executed and delivered by each of the Borrower and TMK, and (iii) this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrower and TMK enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this Fourth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower or TMK, or any indenture, agreement or other instrument to which the Borrower or TMK or any of their respective property is subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower or TMK of this Fourth Amendment.

3. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall be effective upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Required Lenders;

(b) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by each of the Borrower and TMK; and

(c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. Each Loan Party agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

7. GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

8. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Fourth Amendment is executed as of the date first set forth above.

TORCHMARK CORPORATION

By:	/s/ Danny H. Almond
Name:	Danny H. Almond
Title:	VP

TMK RE, LTD.

By:	/s/ Danny H. Almond
Name:	Danny H. Almond
Title:	President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Aamir Saleem
Name:	Aamir Saleem
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jason Cassity
Jason Cassity
Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Melvin D. Jackson
Name:	Melvin D. Jackson
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mary K. Young
Name:	Mary K. Young
Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ David A. Simmons
Name:	David A. Simmons
Title:	Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ W. Bradley Hamilton
Name:	W. Bradley Hamilton
Title:	Director

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Richard G. Shaw
Name:	Richard G. Shaw
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michelle Dagenhart
Name:	Michelle Dagenhart
Title:	Vice President

AMSOUTH BANK, as a Lender
[AMSOUTH BANK is now
REGIONS BANK]	By:	/s/ David A. Simmons
	Name:	David A. Simmons
	Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Sarah Bryson
Name:	Sarah Bryson
Title:	Corporate Banking Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas W. Doddridge
Name:	Thomas W. Doddridge
Title:	Senior Vice President

COMPASS BANK, as a Lender

By:	/s/ Jason Goetz
Name:	Jason Goetz
Title:	VP

FIRST COMMERCIAL BANK, as a Lender

By:	/s/ Kelly Peace
Name:	Kelly Peace
Title:	Vice President

UMB BANK, n.a., as a Lender

By:	/s/ David A. Proffitt
Name:	David A. Proffitt
Title:	Senior Vice President

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